Subsequent events	6 Months Ended
Jun. 30, 2016
Subsequent events [Abstract]
Subsequent events
12.	Subsequent events

a) Dividends: On July 21, 2016, the Board of Directors of the Partnership declared a cash distribution of $0.0750 per common unit for the second quarter of 2016, which will be paid on August 12, 2016, to unit holders of record on August 5, 2016.
 In addition, on July 21, 2016, the Board of Directors of the Partnership declared a cash distribution of $0.21375 per Class B Unit   for the second quarter of 2016. The cash distribution was paid on August 10, 2016, to Class B Unit holders of record on August 3, 2016.

b)HMM charters restructuring: Hyundai Merchant Marine Co. Ltd (“HMM”) , the charterer of five of the Partnership's vessels, namely Hyundai Prestige, Hyundai Premium, Hyundai Paramount, Hyundai Privilege and Hyundai Platinum (the “HMM Vessels”), each under time charter expiring in 2024 and 2025, has experienced financial difficulties and has pursued a restructuring involving various creditors and vessel owners. As part of the various agreements that HMM reached with its creditors and vessel owners under its voluntary debt restructuring, the owning companies of the HMM Vessels entered into a charter restructuring agreement on July 15, 2016.  This agreement provides for the reduction of the charter rate payable under the respective charter parties by 20% to $23.5 per day (from $29.4 gross per day) for a three and a half year period starting in July 2016 and ending in December 2019 (the “Charter Reduction Period”) in exchange for HMM common shares. The total charter rate reduction for the Charter Reduction Period for the HMM Vessels aggregates to approximately $37,000 (the “Charter Reduction Amount”). The charter restructuring agreement further provides that at the end of the Charter Reduction Period, the charter rate under the respective charter parties will be restored to the original daily rate of $29.4 until the expiry of each charter in 2024 and 2025.